UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2005

Commission File Number 000-24965

 ADVANCED ID CORPORATION
(Exact name of small business issuer as specified in its charter)

South Dakota	46-0439668
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6143 - 4 Street SE, Suite 14 Calgary, Alberta, Canada	T2H 2H9
(Address of principal executive office)	(Postal Code)

Issuer's telephone number:
(403) 264-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ADVANCED ID CORPORATION
FORM 8-K

TABLE OF CONTENTS

Section 5	Corporate Governance and Management	3
Section 9	Financial Statements and Exhibits	3
	Signatures	3
	Exhibit Index	3

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Section 5. Corporate Governance and Management.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 15, 2005, Todd Noble tendered his resignation as Vice President, Finance and Chief Financial Officer of Advanced ID Corporation to pursue other opportunities. Mr. Noble will remain in his capacity with the Company until October 31, 2005 after which he will remain involved with the company in an advisory capacity. Mr. Noble has been involved with the Company since 2002 serving as Chief Financial Officer for his entire tenure.

David Goldenberg, Director for the Company, will take over Mr. Noble's responsibilities on an acting basis, while the Company conducts a search for a replacement.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated August 18, 2005, by Advanced ID Corporation announcing the resignation of Mr. Noble as Chief Financial Officer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Advanced ID Corporation (Registrant)

Dated: August 18, 2005	By:	/s/ Barry I. Bennett
Barry I. Bennett
Chief Executive Officer and President

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